OraSure Technologies ACQUISITION OF SHERLOCK BIOSCIENCES DECEMBER 19, 2024 EXHIBIT 99.1

© 2024 OraSure Technologies, Inc. 2 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to OraSure Technologies, Inc.’s (“OraSure”) acquisition of Sherlock Biosciences, Inc. (“Sherlock”), revenue growth, cash flow, increasing margins and other matters. Words such as “expects,” “estimates,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: OraSure’s ability to integrate Sherlock’s business and achieve the intended benefits of the acquisition on the timeline expected or at all, Sherlock’s ability to seek and obtain regulatory approval for products in development; OraSure’s ability to satisfy customer demand; ability to reduce OraSure’s spending rate, capitalize on manufacturing efficiencies and drive profitable growth; ability to achieve the anticipated cost savings as a result of OraSure’s business restructuring; ability to market and sell products, whether through OraSure’s internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for OraSure’s products; ability to manufacture or have manufactured products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the FDA or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on OraSure’s business, supply chain, labor force, ability to successfully develop new products, validate the expanded use of existing collector products, receive necessary regulatory approvals and authorizations and commercialize such products for COVID-19 testing, and demand for OraSure’s COVID-19 testing products; changes in relationships, including disputes or disagreements, with strategic partners or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for OraSure’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of OraSure to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales and the ability to continue to reduce costs; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of OraSure’s products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of OraSure’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; cybersecurity breaches or other attacks involving OraSure’s systems or those of OraSure’s third-party contractors and IT service providers; the impact of terrorist attacks, civil unrest, hostilities and war; and general political, business and economic conditions, including inflationary pressures and banking stability. These and other factors that could affect OraSure’s results are discussed more fully in OraSure’s filings with the Securities and Exchange Commission (the “SEC”), including OraSure’s registration statements, Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although forward- looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. Readers are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are made as of the date of this presentation and OraSure undertakes no duty to update these statements. Forward-Looking Statement

© 2024 OraSure Technologies, Inc. 3 Executive Summary • Sherlock expands OTI's portfolio with next-generation molecular diagnostics at the point-of-need (PON) • OTI gains … + Scalable platform for disposable, instrument-free Molecular self-tests with strong clinical performance + Addition of Sherlock CT/NG molecular self-test, if approved by the FDA, is expected to contribute to OTI’s revenue beginning in 2026 • Transaction structure: majority of transaction consideration dependent on CT/NG FDA approvals Transaction Overview • Innovation: next phase of OTI’s innovation strategy … instrument-free molecular platform that delivers lab-like accuracy – sensitivity & specificity – in a rapid, disposable format • Talent: strong team scientifically, technically, culturally - brings expertise & additional capabilities to OTI • Portfolio expansion: adds rapid testing in areas of existing strength - sexual health, infectious disease - leverages OTI’s infrastructure, strong customer relationships & commercial capabilities • Channel expansion: opens opportunities to build our presence as provider of content serving growing consumer-facing channels • Purpose: amplifies OTI’s opportunity to improve access, quality, & affordability of healthcare All products are subject to receipt of regulatory approvals in applicable markets. Strategic Alignment

© 2024 OraSure Technologies, Inc. 4 Acquisition of Sherlock aligns with OTI’s mission & vision Growth of precision medicine Connecting the needs of the user directly to healthcare Move to point-of-need (PON) & self-testing diagnostics OTI is Focused on Where the Future of Healthcare is Going…

© 2024 OraSure Technologies, Inc. 5 Diagnostics (Dx) Actionable point-of-need & self-testing increases access & affordability of care  Best-in-class portfolio of tests in infectious disease – sexual health & respiratory … ex. HIV, HCV, Syphilis, COVID-19, Ebola, Marburg others Sample Management Solutions (SMS) Molecular sample collection & stabilization innovation drives access & discovery  Best-in-class tools & chemistries to collect, stabilize, transport, store … More sample types, analytes & applications … plus, value chain expansion Powering the Shift that Connects People to Healthcare Wherever They Are Improving access, quality, and value of healthcare with innovation in effortless tests and sample management solutions More tests … priority on “instrument-free”

© 2024 OraSure Technologies, Inc. 6 Power the Industry with Infrastructure + Innovation “OTI”

OTI Portfolio – Diagnostics

Sherlock accelerates our innovation pipeline with next-gen molecular platform & new test expansion

OTI Diagnostics
Actionable point-of need & self-testing increases affordability & access to care

Broad array of infectious disease – sexual health & respiratory ...
ex. HIV, HCV, Syphilis, COVID-19, Ebola, Marburg ... others

GOAL
More tests ...
priority on "instrument-free"



Increasing performance
Lateral flow
Self-tests
Visual & digital
"Molecular-like"
Self-tests
Molecular
Self-tests
Sherlock
BIOSCIENCES
PON
Molecular
Clinical lab molecular
Current
Future
Instrument-free, disposable
Instrument
Increasing cost / challenge to access

OraSure Technologies, Inc. | DNAgenotek
Transforming health through actionable insight™

© 2024 OraSure Technologies, Inc.
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© 2024 OraSure Technologies, Inc. 8 Sherlock Disposable Self-Test (in clinical trial) Next-Gen Technologies (in development) Sherlock Technology Platforms Molecular testing to strengthen and broaden our diagnostic portfolio • Single-use, over-the-counter • Easy to use at point-of-need • Focused on STIs initially • Flexibility to multiplex • Platform for other swab- based assays CRISPR Detection Ambient Temperature Amplification

© 2024 OraSure Technologies, Inc. 9 OTI strengths Infrastructure & commercial reach Infectious disease portfolio breadth Sexual health expertise Attractive segments CT/NG: $1.5B & growing market1 Patients desire privacy & speed for STI testing Sherlock Enables Entry into Large Addressable Markets while Leveraging OTI’s Existing Strengths 1. Based on Company projections, modeling and external research

© 2024 OraSure Technologies, Inc. 10 Investments in innovation Scale-up for launch Advance differentiated platform & pipeline of molecular tests Growth potential Clinical trial underway Anticipate submission to FDA by end of 2025 Revenue Growth from Sherlock Powered by NT Investments

© 2024 OraSure Technologies, Inc. 11 Sherlock Enhances Key Elements for OTI’s Long-Term Success Key Elements Sherlock Contributes Product portfolio & pipeline • CT/NG disposable Molecular self-test offers fast results, lab-like accuracy • Clinical trial for CT/NG test is on-going, OTI plans for FDA submission by end of 2025 • Expanded test pipeline in development Platform for the future • Technology enables molecular performance in a rapid, low-cost, disposable format • Design is open to other swab-based assays, with ability to multiplex • Next-gen technologies in development: ambient temperature amplification, CRISPR Commercial fit • Access to Molecular Diagnostics platform in large, attractive markets • Addition of molecular CT/NG self-test expands OTI’s portfolio of rapid diagnostics in sexual health • Leverages OTI’s strengths, including in distribution & customer relationships Financials • Expected to contribute to OTI’s revenue growth following regulatory approval • Attractive purchase; majority of transaction consideration dependent on FDA approvals Human capital & culture • Talented technical team with deep experience, expertise in research & development • Adds new expertise & capabilities in isothermal amplification technologies, fluidics, electronics & CRISPR